UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2005

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2005, Dollar Thrifty Automotive Group, Inc. (the “Company”) entered into agreements with certain named executive officers by accepting their election to defer into the Company’s deferred compensation plan (the “Deferred Compensation Plan”) amounts related to the Company’s 2003 performance share plan awards, which are earned for Company performance from January 1, 2003 through December 31, 2005 and are payable in 2006.

The 2003 performance share award deferral agreement (the “2003 Performance Share Deferral Agreement”) specifies the election of the executive officer to participate in the Deferred Compensation Plan, the percentage or specific number of shares to defer, a payment election and an election concerning change of control with respect to the Company. The foregoing description of each 2003 Performance Share Deferral Agreement is qualified in its entirety by reference to each 2003 Performance Share Deferral Agreement, copies of which are attached hereto as Exhibit 10.72 through Exhibit 10.76 and are incorporated herein by reference.

On June 30, 2005, the Company entered into an agreement with a certain named executive officer by accepting an election to defer into the Deferred Compensation Plan amounts related to the Company’s 2005 annual incentive compensation award, which is payable in 2006.

The 2005 incentive compensation award deferral agreement (the “2005 Incentive Compensation Deferral Agreement”) specifies the election of the executive officer to participate in the Deferred Compensation Plan, the percentage or specific dollar amount of incentive compensation to defer, a payment election and an election concerning change of control with respect to the Company. The foregoing description of the 2005 Incentive Compensation Deferral Agreement is qualified in its entirety by reference to the 2005 Incentive Compensation Deferral Agreement, a copy of which is attached hereto as Exhibit 10.77 and is incorporated herein by reference. Exhibit 10.77 together with Exhibit 10.53, filed as an exhibit to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2005, supercedes Exhibit 10.44, filed as an exhibit to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2005.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.72	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between Gary L. Paxton and Dollar Thrifty Automotive Group, Inc.

10.73	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between Don Himelfarb and Dollar Thrifty Automotive Group, Inc.

10.74	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between Steven B. Hildebrand and Dollar Thrifty Automotive Group, Inc.

10.75	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between R. Scott Anderson and Dollar Thrifty Automotive Group, Inc.

10.76	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between John J. Foley and Dollar Thrifty Automotive Group, Inc.

10.77	Deferral agreement regarding 2005 annual incentive compensation plan award dated June 30, 2005 between Steven B. Hildebrand and Dollar Thrifty Automotive Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

July 6, 2005	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.72	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between Gary L. Paxton and Dollar Thrifty Automotive Group, Inc.

10.73	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between Don Himelfarb and Dollar Thrifty Automotive Group, Inc.

10.74	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between Steven B. Hildebrand and Dollar Thrifty Automotive Group, Inc.

10.75	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between R. Scott Anderson and Dollar Thrifty Automotive Group, Inc.

10.76	Deferral agreement regarding 2003 performance share plan award dated June 30, 2005 between John J. Foley and Dollar Thrifty Automotive Group, Inc.

10.77	Deferral agreement regarding 2005 annual incentive compensation plan award dated June 30, 2005 between Steven B. Hildebrand and Dollar Thrifty Automotive Group, Inc.

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